SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


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                                       FORM 8-K

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                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): November 19, 1997



                              INDIANA GAS COMPANY, INC.
                (Exact name of registrant as specified in its charter)



                                       INDIANA

                    (State or other jurisdiction of incorporation)


                    1-6494                                  35-0793669
               (Commission File Number) (IRS Employer Identification No.)


                              1630 North Meridian Street
                            Indianapolis, Indiana                  46202
                 (Address of principal executive offices)       (Zip Code)

                 Registrant's telephone number, including area code:
                                     (317) 926-3351



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               Item 7.   Financial Statements and Exhibits.


               The following exhibits are filed as part of this report:


               Exhibit 4 Officers' Certificate with respect to the establishment of the Medium Term Notes, Series F (including Administrative Procedures and forms of Fixed Rate Note and Floating Rate Note)


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDIANA GAS COMPANY, INC.



                                        By:  /s/ Ronald E. Christian
                                             ----------------------------------
                                             Ronald E. Christian, Esquire,
                                              Secretary and Senior Counsel


Date:  December 4, 1997


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